Victory Funds

Victory Institutional Diversified Stock Fund

Supplement dated October 24, 2018
to the Prospectus dated March 1, 2018 (“Prospectus”)

1.              The Annual Fund Operating Expenses section of the Fund Fees and Expenses table for the Victory Institutional Diversified Stock Fund found on page 1 of the Prospectus is hereby replaced with the following:

Annual Fund Operating Expenses (expenses are deducted from the fund assets as a percentage of average daily net assets)
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.37%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses(1)	0.89%

(1) The Fund’s “Other Expenses” have been restated to reflect current fees.

(2) Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

2.              The Fund Fees and Expense table for the Fund on page 2 of the Prospectus is hereby replaced with the following:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

If you wish to obtain more information, please call the Victory Funds at 866-689-6999.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.